Exhibit 21

UNITED STATES STEEL CORPORATION

SUBSIDIARIES AND JOINT VENTURES

as of December 31, 2009

Company Name

Chisholm Coal LLC

Chrome Deposit Corporation

Compagnie de Gestion de Mifergui- Nimba,LTEE

Cygnus Mines Limited

Delaware USS Corporation

Double Eagle Steel Coating Company

Double G Coatings, Inc.

Double G Coatings Company, L.P.

Essex Minerals Company

Feralloy Processing Company

GCW/USS Energy, LLC

Grant Assurance Corporation

Kanawha Coal LLC

Lakeside Land, LLC

New Deal Development, Inc.

Oilfield Technologies, Inc.

Orinoco Mining Company

PITCAL, Inc.

USS-POSCO Industries

Perdido Land Development, Inc.

Pitcal Pipe, LLC

UNITED STATES STEEL CORPORATION

SUBSIDIARIES AND JOINT VENTURES

as of December 31, 2009

Company Name

Preserve Village Developers, LLC

Steel Health Resources, LLC

Stelco Holding Company

Ontario Coal Company

Ontario Eveleth Company

Ontario Hibbing Company

Stelco Coal Company

Stelco Erie Corporation

Ontario Tilden Company

Straightline, Inc.

Straightline Source, Inc.

Swan Point Yacht & Country Club, LLC

SPDC Hotel, LLC

NFI Swan Point LLC

Swan Point Development Company, Inc.

Brookfield Swan Point, LLC

Timber Wolf Land, LLC

Transtar, Inc.

Delray Connecting Railroad Company

Gary Railway Company (prev Elgin, Joliet and Eastern Railway Company)

Tracks Traffic and Management Services, Inc.

Texas & Northern Railway Company

UNITED STATES STEEL CORPORATION

SUBSIDIARIES AND JOINT VENTURES

as of December 31, 2009

Company Name

Lake Terminal Railroad Company, The

McKeesport Connecting Railroad Company

Union Railroad Company

Birmingham Southern Railroad Company

Fairfield Southern Company, Inc.

Warrior & Gulf Navigation LLC

Mobile River Terminal Company

Sisco Stevedoring, LLC

U. S. Steel China, LLC

U. S. Steel Holdings, Inc.

U. S. Steel Holdings II, LLC

Worldwide Steel C.V.

U. S. Steel Global Holdings I, B.V.

U. S. Steel Košice, s.r.o. (USSK)

OBAL-SERVIS, a.s. Košice

U.S. Steel Kosice – Austria GmbH

U. S. Steel Košice – Labortest, s.r.o.

U. S. Steel Services s.r.o.

U. S. Steel Kosice – Belgium S.A.

U.S. Steel Košice – Bohemia a.s.

U.S. Steel Kosice – France S.A.

U.S. Steel Košice – SBS, s.r.o.

UNITED STATES STEEL CORPORATION

SUBSIDIARIES AND JOINT VENTURES

as of December 31, 2009

Company Name

U.S. Steel Kosice–Germany GmbH

U.S. STEEL KOSICE (UK) LIMITED

Refrako s.r.o.

VULKMONT, a.s. Košice

U. S. Steel Global Holdings II, B.V.

U. S. Steel Canada Limited Partnership

U. S. Steel Canada Inc.

The Steel Company of Canada, Limited

HLE Mining GP Inc.

HLE Mining Limited Partnership

The Stelco Plate Company Ltd.

742784 Ontario Inc.

Baycoat Limited

Baycoat Limited Partnership (Baycoat L.P.)

D.C. Chrome Limited

U. S. Steel Enterprises BV

U. S. Steel Serbia, BV

U. S. Steel Serbia, d.o.o.

Serbian Roll Service Company d.o.o.

(short name: SRSC d.o.o. Smederevo)

U. S. Steel Holdings IV, Inc.

U. S. Steel International of Canada, LTD.

U. S. Steel Mining Company, LLC

UNITED STATES STEEL CORPORATION

SUBSIDIARIES AND JOINT VENTURES

as of December 31, 2009

Company Name

U. S. Steel Receivables LLC

U. S. Steel Timber Company, LLC

U. S. Steel Tubular Products, Inc.

Zinklahoma, Inc.

Star TC Holdings, LLC

Lone Star Technologies China, LLC

Star Brazil US, LLC 2

Star Brazil US, LLC 1

Lone Star Brazil Holdings 1 Ltda.

Lone Star Brazil Holdings 2 Ltda.

Apolo Tubulars S.A.

Lone Star Steel Holdings, Inc.

Fintube Technologies, Inc.

Fintube (Thailand) Limited

Fintube Canada, Inc.

Aletas Y Birlos SA, De C.V.

Aletas Y Birlos Mexicana SA, De C.V.

UEC Technologies, LLC

Met-Chem Canada, Inc.

Met-Chem, Inc.

USX Engineers and Consultants

UEC Sail Information Technology, LTD.

United States Steel Credit Corporation

UNITED STATES STEEL CORPORATION

SUBSIDIARIES AND JOINT VENTURES

as of December 31, 2009

Company Name

United States Steel International, Inc.

United States Steel Export Company de Mexico, S.R.L. de C.V.

Acero Prime Servicios, S.R.L. de CV

United States Steel International de Mexico, S.R.L. de C. V.

USS Galvanizing, Inc.

PRO-TEC Coating Company

PRO-TEC Coating Company, Inc.

USS International Services, LLC

USS Lakeside, LLC

USS Mine Management, Inc.

USS Oilwell Supply Co., LTD.

USS Oilwell Tubular, Inc.

USS Portfolio Delaware, Inc.

USS Tubular Processing, Inc.

USS WSP, LLC

    Worthington Specialty Processing

USX International Sales Company, Inc.

USX Participacoes LTDA.

February 23, 2010